Copyright ©2017-2022 Xeris Biopharma Holdings. All rights reserved. Xeris Biopharma (Nasdaq: XERS) A growth-oriented biopharmaceutical company committed to improving patient lives by developing and commercializing innovative products across a range of therapies Exhibit 99.2

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved. Topline Results of Phase 1 Study of Levothyroxine: PO vs SC (XP-8121-108) Agenda Opening Remarks: Paul Edick, Chairman and CEO Study Results: Ken Johnson, PharmD SVP, Global Development and Medical Affairs Q&A

Copyright ©2017-2021 Xeris Pharmaceuticals, Inc. All rights reserved. Forward-looking statements 3 Any statements in this presentation about future expectations, plans and prospects for Xeris Biopharma Holdings, Inc., including the development of a sub- cutaneous formulation of levothyroxine, the market and therapeutic potential of Xeris’ products and product candidates, expectations regarding clinical data or results from planned clinical trials, the timing of clinical trials, the timing or likelihood of regulatory approval and commercialization of its product candidates, the timing or likelihood of expansion of current marketed products into new indications and uses or into additional markets, the potential utility of its proprietary formulation technology platforms, and other statements containing the words “expected,” “will,” “would,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments, and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Various factors could cause Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements, including the impact of COVID-19 on our business operations and clinical activities, our ability to fund our product development programs or commercialization efforts, whether our clinical trials demonstrate efficacy and safety to the satisfaction of the FDA or other regulatory authorities, and whether our products will achieve and maintain market acceptance. No assurance can be given that our expectations will be realized and persons reading this communication are, therefore, cautioned not to place undue reliance on these forward-looking statements. Additional information about economic, competitive, governmental, technological, and other factors that may affect Xeris is set forth in the "Risk Factors" section of the most recently filed Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the contents of which are not incorporated by reference into, nor do they form a part of, this communication. Forward-looking statements in this communication are based upon information available to Xeris, as of the date of this communication and, while believed to be reasonable, actual results may differ materially. Subject to any obligations under applicable law, Xeris does not undertake any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations.

XeriSol™ Levothyroxine may enable 1x/weekly subcutaneous (SC) therapy

With over 100M Rx/yr, oral levothyroxine is one of the most prescribed therapies in US

XP-8121 — Levothyroxine

For maintenance therapy in patients with congenital or acquired hypothyroidism who require thyroid hormone replacement

Value Proposition

- 1st injectable levothyroxine indicated for hypothyroidism
- Bypasses GI tract, avoid the spectrum of oral absorption challenges
- Improved regimen compliance with 1x/week administration
- Demonstrate safety at comparable exposure
- Small volume, ready-to-use, room temperature stable SC injection enabled by XeriSol™ formulation technology

US Market Opportunity Overview

105M Rx/yr dispensed for oral levothyroxine[1]

- **47%** associated with a comorbid GI condition impacting oral absorption[2]
- **21%** concomitant medication known to interfere with absorption of levothyroxine[3]
- **17%** admit to compliance issues with daily oral regimen[3]
- **15%** w/hard to control symptoms[2]

62M weekly doses per year[1]

$30-$50 per weekly dose comparable to branded orals[4]

$2-3B Opportunity

Sources: 1. IQVIA NPA Y2021; 2. McMillan M et al. *Drugs R D.* 2016 16(1):53-68; 3. Robertson HM et al *Thyroid : Official Journal of the American Thyroid Association.* 2014 24(12):1765-1771. 4. Tirosint WAC and 5x premium to Synthroid

4

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved.

Xeris PHARMACEUTICALS

Copyright ©2017-2021 Xeris Pharmaceuticals, Inc. All rights reserved. XP-8121-108: Study Overview 5 • Background − Reliance on the FDA’s previous findings of safety and effectiveness for the listed drug, Synthroid® (Levothyroxine sodium tablets; NDA 21402 [Abbvie]); selected as reference standard for oral (PO) levothyroxine − Single 600 ug dose comparison based on FDA guidance Levothyroxine Sodium Tablets – In Vivo Pharmacokinetic and Bioavailability Studies and In Vitro Dissolution Testing (2000) − Three (3) ascending doses of XP-8121 SC to determine dose proportionality • Study Objectives − Characterize the pharmacokinetics of XP-8121 SC (600 ug, 1200 ug, and 1500 ug) compared to Synthroid PO (600 ug) − Evaluate XP-8121 dose proportionality (600 ug, 1200 ug, and 1500 ug) − Assess the safety and tolerability of XP-8121 • Chronic Dosing Simulations: Population Pharmacokinetic Model − Compare steady state exposure (e.g. AUC) with weekly dosing of XP-8121 SC versus daily dosing of Synthroid PO − Determine dose conversion from Synthroid PO to XP-8121 SC

Copyright ©2017-2021 Xeris Pharmaceuticals, Inc. All rights reserved. Phase 1 Pharmacokinetic Study Design (XP-8121-108) 6 PK results based on Baseline-Adjusted T4 Concentrations to determine: − Mean Concentration Profile Over Time − Key PK Parameters - Cmax, Tmax, AUCs

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved. 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 10 20 30 40 50 60 Days From Dosing B as el in e- A dj us te d Pl as m a L ev ot hy ro xi ne C on ce nt ra tio n (n g/ m L ) XP-8121 600 μg SC Synthroid 600 μg PO Baseline Adjusted T4 Concentration by Time Profile Day 1 to Day 28 Following Single Dose Administration (XP-8121-108) 7 • Synthroid PO 600 ug exhibits a rapid rise in levothyroxine levels followed by a rapid decline • XP-8121 SC exhibits a lower maximum concentration (Cmax), longer time to maximum concentration (Tmax) with sustained exposure profile relative to Synthroid PO administration

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved. Baseline Adjusted T4 Concentration by Time Profile Day 1 to Day 28 Following Single Dose Administration (XP-8121-108) 8 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 10 20 30 40 50 60 Days From Dosing B as el in e- A dj us te d Pl as m a L ev ot hy ro xi ne C on ce nt ra tio n (n g/ m L ) XP-8121 600 μg SC Synthroid 600 μg PO XP-8121 1200 μg SC XP-8121 1500 μg SC • Synthroid PO 600 ug exhibits a rapid rise in levothyroxine levels followed by a rapid decline • XP-8121 SC exhibits a lower maximum concentration (Cmax), longer time to maximum concentration (Tmax) with sustained exposure profile relative to Synthroid PO administration • Confirmation of dose proportional exposure with ascending doses of XP-8121 • No major safety concerns were identified

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved. PopPK Model: Simulation of Chronic Dosing 9 XP-8121 SC 1200 µg/week has similar exposure to Synthroid PO 300 µg/day at steady state 0 1 2 3 4 5 6 7 0 20 40 60 80 100 120 y y Days Th yr ox in e (n g/ m L) - Si m ul at ed • All data from XP-8121-108 combined to generate PopPK model • Simulated pharmacokinetic profile (Baseline Adjusted T4 Concentration) to estimate the exposure of XP-8121 and Synthroid PO with chronic dosing (e.g. steady state) • Implies that 1200 ug once-weekly dose of XP-8121 SC could provide similar exposure (e.g. Cmax and AUC) to Synthroid PO 300 µg/day at steady state; 4x conversion factor

Copyright ©2017-2022 Xeris Pharmaceuticals, Inc. All rights reserved. XP-8121 Highlights and Next Steps 10 • Large market opportunity: Oral levothyroxine is one of the most prescribed therapies in US with over 100 million prescriptions annually • Demonstrated proof-of-concept: A once weekly subcutaneous injection of XP-8121 can provide comparable exposure to daily oral Synthroid® supporting further development in patients with congenital or acquired hypothyroidism who require thyroid hormone replacement • Dose conversion ratio established: Chronic dosing simulation implies dose conversion ratio of 4X • Safe and well tolerated: XP-8121 in healthy volunteers was generally well tolerated at all doses • Next Steps: FDA End-of-Phase 1 meeting requested; interaction expected by year-end

Copyright ©2017-2022 Xeris Biopharma Holdings. All rights reserved. Q&A